The First Trust Special Situations Trust, Series 95

       Financial Institutions Opportunity Trust, Series 1

        Supplement to the Prospectus dated May 25, 1994

Effective January 31, 1997, the portfolio of Financial Institutions Opportunity Trust, Series 1 no longer includes shares of common stock of Mercury Finance Co.

January 31, 1997